Exhibit 99.2

Pershing Square Capital Management, L.P. 787 Eleventh Avenue, 9th Floor New York, NY 10019 T 212.813.3700 F 212.286.1133 January 13, 2025 The Board of Directors Howard Hughes Holdings Inc. 9950 Woodloch Forest Drive, Suite 1100 The Woodlands, Texas 77380 Dear HHH Board, While we are pleased with the substantial business progress Howard Hughes Holdings (“HHH” or the “Company”) has made over the more than 14 years since it went public, we, like other long-term shareholders and this board, have been displeased with the Company’s stock price performance. For context, in November of 2010, we along with Brookfield, Blackstone, and Fairholme initially capitalized the Company with a $250 million rights offering at $47.62 per share. When we filed our 13D on August 6th of last year, HHH’s closing share price the previous day was $61.46 per share. Including the market value of the Seaport Entertainment spinoff, this $16.62 increase represents a 35% total return over the last 14 years, or a 2.2% compound annual return, and the Company has paid no dividends since its inception. The Company’s stock price performance is obviously extremely disappointing, particularly in light of the high regard we have for this board and the Company’s superb management team led by David O’Reilly and the nearly one thousand employees who work at Howard Hughes, many of whom I have gotten to know over the last more than decade. Ultimately, the lack of recognition by the stock market of HHH’s accomplishments led to our decision in August of last year to consider taking the Company private. Since the filing of our Schedule 13D announcing our potential plans, we have received feedback from shareholders who have expressed interest in remaining long-term investors in the Company alongside Pershing Square. This feedback has informed our thinking on a potential transaction for HHH that would accomplish our objective of becoming a larger permanent owner of the Company, while also creating a highly attractive cash alternative for shareholders who choose to exit, and accommodating shareholders who wish to invest alongside us for the long term. The Transaction We are therefore hereby proposing a potential merger transaction (the “Transaction”) in which a newly formed merger subsidiary of Pershing Square Holdco, L.P. (“Pershing Square Holdco”, the parent company of the alternative investment manager which employs the entire Pershing Square team and manages our investment funds) would merge (the “Merger”) with and into the Company, with the Company as the surviving corporation in the Merger. HHH stockholders would have the option of receiving more than a majority of their Merger consideration in cash at $85.00 per share – representing a premium of 38.3% to the unaffected

-2- stock price1 and a premium of 18.4% to the closing price this past Friday – and the balance in stock of the post-merger company, the future business plan of which I describe in greater detail below. Pursuant to the Merger, the Company’s stockholders would benefit from a cash/stock election that would enable them to elect to receive Merger consideration in cash at $85 per share, or to ‘roll-over’ all or a portion of their shares into the post-merger company (hereinafter referred to as “HHH” or the “Company” as applicable). The cash/stock election would be subject to proration intended to ensure that the Company maintains a public float of at least 13.6 million shares, or 30.8% of the Company’s then issued and outstanding share capital. The Pershing Square Funds Would Roll-Over Their Shares Pershing Square’s affiliated investment funds (Pershing Square Holdings, Ltd., Pershing Square, L.P., and Pershing Square International, Ltd., together the “Pershing Square Funds”) would elect to roll-over their 37.6% stake in the Company (which will not be subject to proration). We may also invite a small consortium of strategic partners to join us in the Transaction who: (1) would invest via a Pershing Square Holdco-controlled entity, (2) would provide additional balance sheet resources to HHH and/or (3) acquire a portion of the Pershing Square Funds’ roll-over stake. The Transaction in Plain English In economic substance, the Transaction is more easily understood as a purchase by Pershing Square Holdco of 11,764,706 shares at $85 per share for $1 billion from non-Pershing Square affiliate shareholders of HHH (the “Public Float shareholders” who today own 31,285,450 shares), and a simultaneous $500 million share repurchase by the Company at $85 per share for up to 5,882,353 shares from the Public Float shareholders. The $500 million repurchase will be financed by bonds newly issued by the Company. Based on the proposed structure and the likely resulting capitalization, Jefferies LLC, our financial advisor, believes that the new financing should be ratings neutral to the Company. In that I own 44% of Pershing Square Holdco, other employees own 46%, and our strategic investors own 10%, our $1 billion investment in HHH represents a ‘look-through’ cash investment by me of $440 million, $460 million by other Pershing Square employees, and $100 million from a group of institutions, family offices, and CEOs and founders of other alternative investment managers who purchased their 10% stake in Pershing Square Holdco in June of last year for $1.05 billion.2 This $900 million purchase by Pershing Square employees is in addition to the value of other ‘look-through holdings’ of HHH owned by our employees by virtue of our employee and 1 The closing price on August 5, 2024, just prior to the public disclosure of Pershing Square’s most recent amendment of its Schedule 13D with respect to the Company’s common stock. 2 https://www.businesswire.com/news/home/20240603875090/en/Pershing-Square-Capital-Management-L.P.-Announces-Sale-of-10-Common-Equity-Interest-for-1.05-Billion-to-Strategic-Investors

-3- affiliates’ 28% ownership of the Pershing Square Funds, representing an additional investment in HHH of $379 million at Friday’s closing price. Put simply, we are all in, and we intend for Pershing Square Holdco’s investment in HHH to be a permanent holding. In other words, we intend to hold HHH stock forever. Comparing the Two Extremes of the Cash/Stock Election Alternatives If holders of 17,647,059 (or more) shares (the math: $1.5 billion of total cash proceeds from Pershing Square and the new bond financing divided by $85 per share) of the Public Float elect the cash alternative, 56.4% of the Public Float will receive cash due to proration, and 5,882,353 shares will be repurchased and cancelled by the Company. If none of the Public Float shareholders elect the cash alternative, 37.6% of the Public Float will be exchanged for cash at $85 per share, and HHH’s balance sheet cash will increase by $500 million from the proceeds of the new bond financing. Pershing Square’s Ownership, the Public Float, and Future Governance After giving effect to the Transaction (before giving effect to any investment by strategic partners), Pershing Square Holdco and its affiliates will own a minimum of 61.1% and a maximum of 69.2% of the Company (if $500 million or more of Public Float shares are exchanged for cash) with the increase in ownership due to the reduction in shares outstanding as a result of the cancellation of 5,882,353 shares, i.e., 11.7% of shares outstanding, at $85 per share. We would commit to maintain the Company’s listing on the New York Stock Exchange and implement other “best-in-class” governance provisions to ensure that the Company represents a compelling long-term investment opportunity for public stockholders. Consistent with this principle, HHH would be governed by an independent board of directors, and Pershing Square’s voting power would be contractually limited to less than 50% of shares outstanding despite our substantially larger economic ownership. HHH Management Post Transaction Contemporaneous with the closing of the Transaction, the senior leadership team of Pershing Square Holdco would assume executive leadership roles at HHH, but not at Howard Hughes Corporation (“HHC”), the Company’s principal real estate subsidiary. The HHH senior leadership team would be comprised of myself as Chairman and CEO, Ryan Israel as Chief Investment Officer, Ben Hakim as President, Mike Gonnella as CFO, and Halit Coussin as Chief Legal Officer who will continue to serve in the same roles at Pershing Square Holdco. See Appendix A – Pershing Square Senior Leadership Biographies – for more information regarding the senior leadership team. Pershing Square Holdco’s Team and Resources Will Be Shared with HHH We will also make available to the Company the full resources of Pershing Square Holdco including the Pershing Square Investment Team, our transaction sourcing and execution capabilities, our investment research and due diligence skills, our macro hedging strategy and execution capabilities, our private and public capital raising capabilities, as well as our

-4- accounting, finance, legal, technology, investor relations and administrative teams, office space, and other resources. HHC Would Remain Unchanged and Would Be Managed by the Current Team The Howard Hughes Corporation Master Planned Communities (“MPC”) historical line of business would remain entirely unchanged. HHC would continue to pursue its long-term strategic objectives and would be managed by the current senior leadership team led by David O’Reilly as CEO. We do not intend to make any changes to the HHC organization, its employees, or its long-term strategy. We would expect all HHH current employees to remain employed as a result of the Transaction. Post Merger Howard Hughes Holdings Business Plan and Operations While HHC would remain unchanged, HHH, the holding company to HHC, would become a diversified holding company. As a result, we would expect that HHH and its HHC subsidiary would operate largely independently with oversight from the HHH board and its new senior leadership team. With apologies to Mr. Buffett, HHH would become a modern-day Berkshire Hathaway that would acquire controlling interests in operating companies. Based on our analysis, we believe that HHC is on the path to soon begin to generate substantial excess cash resources above and beyond investments in new property developments and amenities, including the capital expenditures and other investments necessary and desirable to maintain and enhance the continued growth, quality of life, and overall attraction of HHC’s nationally recognized, perennially award-winning Master Planned Communities. HHH would invest the excess cash resources of its HHC subsidiary – with additional resources including potential cash from the Transaction and the financial resources generated from HHH’s access to public company capital – in new companies and assets with the long-term goal of growing HHH’s per-share intrinsic value at a high compound rate of return. In summary, Pershing Square’s management team and resources would be contributed to HHH, and HHH would invest the excess cash and other financial resources of the Company to diversify its business through the acquisition of new operating companies and other assets. Importantly, the Pershing Square team also brings expertise in hedging macro and other risks, capabilities that can be used to help mitigate HHC’s real estate and MPC businesses’ exposure to interest rate risk, commodity price risk (due to its large Houston real estate exposures), as well as other market, economic, and geopolitical risks. The Pershing Square Investment Strategy For the last 21 years, Pershing Square has managed investment funds that have pursued one principal strategy that by mandate has been limited to the purchase of public securities. Our core equity strategy has been to acquire long-term, large minority stakes in high-quality, predominantly North American-listed, large-capitalization companies at attractive valuations which have simple, predictable, free-cash-flow-generative business models, strong balance

-5- sheets, and exceptional management and governance, in industries with significant barriers to entry and limited exposure to extrinsic factors that we cannot control. We have a long-term track record in assisting our portfolio companies in accelerating growth, increasing efficiency, improving capital allocation, managing through crises and otherwise improving performance in order to generate long-term shareholder value. The Pershing Square Hedging Strategy We complement our core investment strategy by opportunistically utilizing hedges both to protect our funds’ portfolios against specific macroeconomic risks – including interest rate, market, commodity price, credit, geopolitical, and other risks – and to capitalize on market volatility. We structure these hedges using asymmetric instruments, such as options and credit default swaps, which offer the opportunity for large gains if potential risks occur, without exposing our funds to significant costs or meaningful losses if these risks do not occur. We believe that the Transaction and the addition of Pershing Square’s senior leadership, hedging experience, and our other resources to HHH will better enable the Company to manage through the inevitable volatility of the macro and global economy. During the last three bear markets – the Great Financial Crisis of 2008/2009, the Covid 19 crisis which began in 2020, and the inflation and interest-rate-hike-driven bear market of 2022 – HHH and its former parent General Growth Properties (“GGP”) suffered severe economic consequences: During the Great Financial Crisis, prior to the spinoff of HHC, GGP went bankrupt due to the shutdown of the CMBS and credit markets and the decline in the housing market. During the Covid 19 crisis, HHH stock declined by 71% – from $129.35 on February 20, 2020 to $37.44 on March 23rd – and the Company thereafter determined that it was prudent to launch an equity offering that, at the request of the board, was backed by Pershing Square, in which we purchased $500 million of the $600 million of stock sold to investors. In 2022, as the Federal Reserve began to aggressively raise rates, HHH stock declined by 46% from $101.78 to $55.39,3 and its shares remained depressed until Pershing Square began an aggressive buying program which included an above-market tender offer. In contrast, during each of these bear markets, the Pershing Square Funds generated strong returns with the benefit of our hedging strategies which we outline in greater detail below:4 3 Reflects share price decline from December 31, 2021 to September 30, 2022. 4 The performance data for the hedging strategies is extracted from the overall performance of an investment in PSLP/PSH. We would be pleased to provide more complete hedging performance data upon request.

-6- The hedging instruments we have deployed – index credit default swaps, interest rate swaptions, commodity and currency options – are extremely liquid and can be executed in enormous size. While there is by no means any guarantee that we will foresee and hedge every future bear market, Pershing Square’s experience and track record in deploying macro hedges will be helpful to HHH and its HHC real estate subsidiary in mitigating risk and facilitating potential reinvestment opportunities. The substantial majority of Pershing Square’s profits from hedging activities have come at opportune times, that is, when markets decline. During each of the three bear markets that occurred during Pershing Square’s 21-year history, we have been able to opportunistically invest the large hedging gains we generated into the purchase of additional investments in our portfolio companies at bear market valuations. We look forward to assisting HHH and HHC in mitigating risk and expanding opportunities for reinvestment. Pershing Square’s Long-Term Investment Performance Pershing Square has generated highly attractive returns for our investors. Over the last 21 years, an investment in Pershing Square, L.P. (“PSLP”), our first investment fund, at its inception on January 1, 2004, which was transferred to Pershing Square Holdings, Ltd. (“PSH”), our permanent capital fund, at its launch on December 31, 2012, has generated a 19.4% compound annual return, a 4,017% cumulative return, and a 41.2 times multiple of capital (net of our 1.5% per annum management fees but gross of performance fees).5

-7- Pershing Square’s returns have been substantially greater than those achieved by investing in the broad stock market indices over the same period. An investment in the S&P 500 over the same period generated a 10.4% compound annual return, 694% cumulative return, and a 7.9 times multiple of capital. PSLP/PSH (1.5% Mgmt Fee) vs S&P 500 - ITD5 5 An investment in PSLP at its inception on January 1, 2004, transferred to PSH at its launch on December 31, 2012, has generated a 16.1% compound annual return, a 2,185% cumulative return, and a 22.8 times multiple of capital (net of management fees and performance fees). During the “Permanent Capital Era” of Pershing Square, PSH generated a 22.9% compound return, a 324% cumulative return, and a 4.2 multiple of capital (net of management fees and performance fees). The table provides performance information for an investment in PSLP/PSH to facilitate an understanding of our results of operations for the periods presented. It represents the cumulative net returns after management fees and other expenses incurred by each fund (for tables that represent such cumulative net returns also after performance fees, please see Appendix B). There can be no assurance that any of our funds will achieve comparable or greater results in the future, or that any of our funds will be able to implement their investment strategy or achieve their investment objective. Our funds’ portfolio includes different underlying investments than the ones that would be made by HHH as a diversified holding company. If such funds were operated as a diversified holding company their respective returns might have been lower and their ability to undertake certain transactions or investments may have been restricted. The S&P 500 is an unmanaged capitalization-weighted index that measures the performance of the large-capitalization segment of the U.S. market. The volatility of the S&P 500 presented may be materially different from that of the performance of our funds. In addition, the S&P 500 employs different guidelines and criteria than our funds; as a result, the holdings in our funds may differ significantly from the securities that comprise the S&P 500. The S&P 500 allows for comparison

-8- Pershing Square’s Permanent Capital Era For the last seven calendar years beginning January 1, 2018, the period which began what we refer to as the “Permanent Capital Era” of Pershing Square (when we stopped raising open end hedge fund capital), PSH generated a 25.7% compound return, a 397% cumulative return, and a 5.0 multiple of capital (net of our 1.5% per annum management fees but gross of performance fees) versus a 13.8%, 147%, and 2.5 multiple respectively, for the S&P 500 over the same period.5 PSH (1.5% Mgmt Fee) vs S&P 500 – Permanent Capital Era5 The Transaction Would Enable HHH to Leverage Pershing Square’s Deal Sourcing and Execution Capabilities in the Private and Controlled Company Markets While Pershing Square’s investment strategy has been constrained by the Pershing Square Funds’ mandate which limits our investments to public securities, we have historically identified and received many inbound investment opportunities in private and controlled company situations that we are structurally, currently unable to pursue. The Transaction would empower HHH to leverage Pershing Square’s transaction sourcing and execution capabilities in the private and controlled company markets and enable Pershing Square to pursue these opportunities via its substantial investment in HHH. of our funds’ performance with that of a well-known, appropriate and widely recognized index; the S&P 500 is not intended to be reflective or indicative of our funds’ past or future performance.

-9- We Believe the Transaction Will Be Well Received by HHH Shareholders We believe the Transaction presents the Company’s stockholders with a compelling opportunity to realize a substantial cash premium to the trading price of their shares and/or to retain an ongoing equity interest in the next stage of the Company’s evolution alongside Pershing Square. We Have the Financial Resources to Consummate the Transaction Pershing Square Holdco has the capital required to fund its $1 billion cash investment from its current balance sheet. We have also received the enclosed letter from Jefferies LLC indicating that it is highly confident that the $500 million of bond financing will be available to complete the transaction. The Transaction would not be subject to any financing contingency, and we would obtain any necessary financing commitments prior to the execution of definitive transaction documents. The Transaction should not require any regulatory approvals that would delay our expected timing to consummation. Pershing Square is Not Subject to the Change in Control Provisions in HHH’s Debt Our ability to offer a significant cash premium is enhanced by Pershing Square’s unique ability to complete a transaction that keeps in place the Company’s highly favorable existing debt structure. This would not be possible for a buyer (or group of buyers) other than Pershing Square because the terms of the indentures governing the Company’s outstanding bonds enable bondholders to “put” their bonds back to the Company at a premium upon a change of control to a buyer other than Pershing Square and its affiliated funds, and the interest rates of the Company’s corporate debt are substantially lower than current market interest rates. We May Include Certain Strategic Investors in the Transaction As previously noted, we may invite a small consortium of strategic partners to join us in the Transaction. Capital invested by these investors would be available to increase HHH’s balance sheet cash at closing for future investment and/or reduce a portion of the Pershing Square Funds’ ownership of the Company’s common stock. The additional investment by strategic partners would not affect Pershing Square Holdco’s investment in the Company or impact HHH’s post-closing public float. Pershing Square Holdco intends for its investment in the Company to be a permanent one. Strategic partners that we would include in the Transaction would invest through an entity controlled by Pershing Square, which will require its investors to be subject to a multi-year lockup agreement. We Believe That Many HHH Shareholders Will Prefer to Retain Their Shares in HHH Rather than Elect the Transaction Cash Alternative While we anticipate that the cash premium reflected in our offer will be compelling for some stockholders, we believe that many if not most HHH shareholders will prefer to roll-over their shareholdings into the post-closing company, as we believe HHH will become a highly attractive, long-term investment for continuing shareholders: x HHH will become Pershing Square’s long-term platform for acquiring controlling interests in public and private operating companies. Continuing shareholders will be able

-10- to invest alongside Pershing Square and benefit from Pershing Square’s long-term track record, hedging capabilities, and experience. x HHH will benefit from the managerial and investment expertise of Bill Ackman as Chairman and Chief Executive Officer, Ryan Israel as Chief Investment Officer, Ben Hakim as President, Mike Gonnella as Chief Financial Officer, and Halit Coussin as Chief Legal Officer, all long-term, highly experienced members of the Pershing Square management team who are making a $900 million investment in the Company. The Pershing Square leadership team joining HHH will receive no cash or equity compensation as employees of HHH. x We expect that HHH’s and HHC’s access to capital will improve substantially by virtue of Pershing Square’s investment in and leadership of HHH. In addition to the other $17 billion of assets we currently manage, of which 90% are in a publicly traded permanent capital vehicle – the second largest equity closed end fund in the world – Pershing Square has extensive relationships with a wide array of long-term investors including sovereign wealth funds, pension funds, corporations, family offices, and other institutional investors that we can access for equity and debt capital, and as potential co-investors. x Pershing Square has a long-term track record in raising equity capital from institutional and retail investors in public vehicles including: (1) Pershing Square Holdings, Ltd., the largest permanent capital hedge fund in the world, (2) the largest SPAC ever, which we took public in a $4 billion IPO during the Covid 19 crisis, (3) Pershing Square SPARC Holdings, Ltd., a new and highly flexible and scalable public acquisition company, as well as numerous other innovative capital markets transactions since our inception. x HHH will benefit from Pershing Square’s entire organizational team, resources, and best-in-class advisory and management capabilities through an evergreen services agreement, subject to termination for cause with customary cure rights.6 In consideration for services rendered, Pershing Square Holdco will receive a fee of 1.5 percent per annum of the equity market capitalization of the Company, paid quarterly. x HHH will not pay any promote, performance allocation or other performance-based fees to Pershing Square or its employees. x The Company will be governed consistent with Pershing Square’s longstanding commitment to the highest standards of corporate excellence and public company governance, with a board comprised of a majority of independent directors including directors from the current board. The HHH Board will maintain a fully independent Audit Committee, and the Compensation and Nominating and Governance Committees will be comprised of a majority of independent directors. Pershing Square’s initial representatives on the Board of Directors will be Bill Ackman, Ryan Israel, Ben Hakim, and Halit Coussin. x In addition to continuing to pursue HHC’s long-term strategic objectives, the Company will become a cash generative platform for Pershing Square to pursue investments in controlling interests in operating companies. HHH’s investments in controlling stakes in 6 No offer is being made with respect to the investment advisory services of Pershing Square.

-11- operating companies within non-real estate verticals will generally be implemented through one or more other subsidiaries of the Company either on its own or with co-investments from other Pershing Square funds and investment vehicles. x HHC, the Company’s principal real estate operating subsidiary, will continue to operate effectively unchanged with the same long-term strategy, management team, and employees. We envision no changes in the employees at HHC including its accounting team, which we expect will continue to prepare the Company’s SEC and other financial reports. x Pershing Square will maintain the Company’s NYSE listing and commit to not reduce the Company’s public float, whether through acquisition of additional shares or a “squeeze-out” of the minority stockholders without the approval of the unaffiliated members of the Company’s Board of Directors. x The Pershing Square Funds will waive any management fees associated with HHH shares they retain post-Transaction to avoid charging our clients duplicative fees. x The Pershing Square funds are buy-and-hold investors as demonstrated by our long-term relationship and investment in the Company where we have continuously remained the largest stockholder since Howard Hughes Corporation’s public offering in November 2010. Transaction Approvals and Due Diligence The Transaction would be subject to the approval of the Board of Directors of the Company, the negotiation and execution of mutually acceptable definitive transaction documents, and the completion of limited confirmatory due diligence (which we expect could be completed expeditiously in light of our preexisting knowledge of the Company). The Transaction Will Be Structured To Preserve the Board’s Ability to Use Its Business Judgment We understand that the Board of Directors has appointed a Special Committee of independent directors to consider any proposal we may make. We are prepared to subject the Transaction to the prior approval of the Special Committee as well as to a non-waivable condition requiring the approval of holders of a majority of the common stock of the Company not owned by Pershing Square or parties affiliated with or advised by Pershing Square. In considering this proposal, you should know that if the Special Committee chooses not to recommend, or the public stockholders of the Company do not approve, the Transaction, our relationship with the Company would not be adversely affected. We would expect to remain a long-term shareholder of the Company subject to the duties we owe to our investment advisory clients. Timing As a result of our long-term involvement with the Company and its predecessor, we already have a detailed understanding of the Company, its business and assets, and its directors and senior management, which will enable us to move quickly to negotiate and execute mutually acceptable definitive transaction documentation.

-12- We are also prepared to promptly complete confirmatory due diligence, which can be achieved with minimal disruption to the business, once information is made available to us. We are prepared to share draft definitive documents and negotiate them in parallel with our due diligence. We expect negotiation of transaction documents, public stockholder voting, and other customary matters to be completed as promptly as practicable to facilitate a timely closing. Our financial advisor, Jefferies LLC, and our legal advisor, Sullivan & Cromwell LLP, will assist us in completing the Transaction. As with any transaction of this importance and sensitivity, time is of the essence. We would therefore welcome the opportunity to meet with the Special Committee and its advisors, and, as appropriate, other members of the Board of Directors and senior management when you are ready to discuss our proposal. ******************** Over the last 14 years, I have come to understand that HHH is a forever company that has an effectively unlimited opportunity over the next untold number of decades to develop communities that will become important large-scale cities for future generations. As we have been sadly reminded in light of the recent tragic events in California that remain ongoing, proper management and governance of cities are critical to the short- and long-term health, safety, and wellbeing of its residents, and to the preservation of their homes and other assets. As a result of these important obligations, Howard Hughes Corporation and the MPCs that it manages deserve a well-capitalized, diversified, long-term owner and manager who understands not just its fiduciary obligation to shareholders, but also its obligations to the hundreds of thousands of current residents and the millions in the future, who will live, work, study, marry, build and grow families, and play in our communities. For all of the above reasons, we strongly believe that we are the right long-term owner for HHH. With reference to Howard Hughes Holdings’ namesake – one of the world’s greatest aviators and entrepreneurs – let’s give this bird some wings. Sincerely, William A. Ackman Chief Executive Officer

-13- APPENDIX A Pershing Square Senior Leadership Biographies William A. Ackman has served as our Founder and Chief Executive Officer since founding Pershing Square Capital Management, L.P. (“PSCM LP”) in 2003, and as Chairman of our board of directors since June 2024. Prior to founding PSCM LP, Mr. Ackman co-founded and co-managed Gotham Partners Management Co., LLC (‘‘Gotham Partners’’), an investment adviser that managed public and private equity hedge fund portfolios, until 2003. Prior to forming Gotham Partners, Mr. Ackman was a principal with Ackman Brothers & Singer, Inc., now known as the Ackman Ziff Real Estate Group, where he arranged and structured equity and debt financing for real estate investors and developers. Mr. Ackman is a member of the board of directors of Universal Music Group N.V. and is also a member of the Investment Advisory Committee on Financial Markets of the Federal Reserve Bank of New York. Mr. Ackman also serves as the Chairman and Chief Executive Officer of Pershing Square SPARC Holdings, Ltd. (“SPARC”). In addition, Mr. Ackman serves on the boards of Dean’s Advisors of the Harvard Business School and the Pershing Square Foundation, a charitable family foundation that he founded in 2006. Mr. Ackman previously served as Chairman of Howard Hughes Holdings Inc. and as Chief Executive Officer and Chairman of Pershing Square Tontine Holdings, Ltd. Mr. Ackman received a Master in Business Administration from the Harvard Business School and a Bachelor of Arts magna cum laude from Harvard College. Ryan Israel has served as our Chief Investment Officer since August 2022 and as a member of our board of directors since June 2024. Mr. Israel joined our investment team in 2009. Mr. Israel was previously an analyst at The Goldman Sachs Group, Inc. in the Technology, Media and Telecom group. Mr. Israel served as a director of Element Solutions Inc., an NYSE-listed company, from October 2013 through January 2019. Mr. Israel received his Bachelor of Science from the Wharton School at the University of Pennsylvania, where he graduated summa cum laude and beta gamma sigma in 2007. Ben Hakim has served as our President since June 2024. Mr. Hakim joined our investment team in 2012. He also serves as President of SPARC and as a member of the board of directors of Howard Hughes Holdings Inc., and previously served as President of Pershing Square Tontine Holdings, Ltd. Mr. Hakim was previously a Partner and Senior Managing Director at Blackstone Inc., where he worked in the Mergers & Acquisitions group for 13 years. Mr. Hakim received his Bachelor of Science from Cornell University in 1997. Michael Gonnella has served as our Chief Financial Officer since March 2017. Mr. Gonnella also serves as the Chief Financial Officer of SPARC, and previously served as Chief Financial Officer of Pershing Square Tontine Holdings, Ltd. Prior to his appointment as our Chief Financial Officer, Mr. Gonnella served as Senior Controller since joining Pershing Square in 2005. Mr. Gonnella received his Bachelor of Science from Seton Hall University in 2002. Mr. Gonnella is a certified public accountant. Halit Coussin has served as our Chief Legal Officer and Chief Compliance Officer since September 2015 and as a member of our board of directors since June 2024 and a director of PSH since November 2024. Prior to joining our company in 2007, Ms. Coussin served as an associate attorney at Schulte, Roth & Zabel LLP, where her practice focused on advising hedge fund managers on a variety of regulatory and compliance matters. Ms. Coussin received her LL.M. from New York University in 2000 and her LL.B. magna cum laude from Tel Aviv University in 1998.

-14- APPENDIX B PSLP/PSH Net Returns (Net of Management Fees and Performance Fees) PSLP/PSH vs S&P 500 - ITD PSH vs S&P 500 – Permanent Capital Era